UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2009

NAVISTAR FINANCIAL CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-4146-1	36-2472404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road, Suite 1800
Schaumburg, Illinois 60173
(Address of Principal Executive Offices, including Zip Code)

(630) 753-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 30, 2009, Navistar Financial Corporation (“NFC”) entered into Amendment No. 11 to Receivables Purchase Agreement originally dated April 8, 2004, among Truck Retail Accounts Corporation,  NFC, JS Siloed Trust and JPMorgan Chase Bank, N.A., successor by merger to Bank One, N.A.. The amendment extends the maturity date to October 29, 2010.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
Exhibit 10.1	Amendment No. 11 to the Receivables Purchase Agreement dated October 30, 2009.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION

Date: November 4, 2009 By:	/s/ WILLIAM V. MCMENAMIN
Name:	William V. McMenamin
Its:	Vice President, Chief Financial Officer and Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Amendment No. 11 to the Receivables Purchase Agreement dated October 30, 2009.